                                                                   Exhibit 10.18

         STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of January 12, 2000, among International Sports Wagering Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor, and all of which are collectively referred to as the "Investors."

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Company is willing to sell to each Investor, and each Investor desires to purchase from the Company, shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), in accordance with the terms and conditions hereof.

         NOW, THEREFORE, the parties agree as follows:

         1. Purchase and Sale.
            -----------------

         (a) The Company hereby agrees to sell to each Investor, and each Investor hereby agrees to purchase from the Company, the number of shares of Common Stock (the "Shares") set forth opposite such Investor's name on Schedule A at the price of $1.25 per Share (an aggregate of 800,000 Shares).

         (b) Each Investor is delivering to the Company herewith a check payable to the Company or, at the Company's option, by wire transfer to an account designated by the Company, in the amount of the aggregate purchase price of the Shares being purchased by such Investor, and the Company is herewith delivering to each Investor, a duly executed certificate evidencing the Shares issued in the name of the Investor.

         2. Conditional Subsequent Payment. In the event that within 90 days from the date hereof, the Company shall not have consummated a transaction by which it has licensed its proprietary software and intellectual property (the "Subsequent Transaction"), pursuant to the terms of which Subsequent Transaction the Company is to receive at least $7.5 million during the three year period after the date of such Subsequent Transaction, then the Company shall either (a) refund to each Investor an amount equal to $0.65 for each Share purchased by such Investor, or (b) deliver to each Investor 1.0833 additional shares (the "Additional Shares") for each Share purchased pursuant to Section 1 (an aggregate of 866,667 Additional Shares) (such selection to be made by the Company in its discretion; provided that the Company gives notice to the Investors of which of such alternatives it elects by the date which is 30 days from the date hereof).

         3. Registration of Shares. Promptly after the date hereof, the Company shall:

         (a) prepare and file with Securities and Exchange Commission (the "SEC") (and the appropriate state securities authorities) a Registration Statement (the "Registration Statement') with respect to the Shares and Additional Shares, if any, and use its best efforts to cause such Registration Statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, provided that such period need not extend beyond the date on which all the Shares and Additional Shares become eligible for sale under Rule 144(k) under the Act (the "Registration Termination Date");

         (b) prepare and file with the SEC such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for such period as may be reasonably necessary to effect the sale of such Shares and Additional Shares, but not beyond the Registration Termination Date;

         (c) furnish to the Investors such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as they may reasonably request in order to facilitate the public offering of the Shares and Additional Shares;

         (d) use its best efforts to register or qualify the Shares and Additional Shares covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such Investors may reasonably request in writing within thirty (30) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         (e) notify the Investors participating in such registration, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

         (f) notify such Investors promptly of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus or for additional information;

         (g) prepare and file with the SEC, promptly upon the request of any such Investors, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel for such Investors (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of the Shares or Additional Shares by such Investors;

         (h) prepare and promptly file with the SEC and promptly notify such Investors of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Shares or Additional Shares is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and

         (i) advise such Investors, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

         4. Expenses.
            --------

         (a) With respect to any registration pursuant to Section 3 hereof, all fees, costs and expenses of and incidental to such registration (as specified in paragraph (b) below) shall be borne by the Company.

         (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, printing expenses and fees and disbursements of counsel and accountants for the Company. Notwithstanding anything to the contrary contained herein, the Company shall not be responsible for (i) any discounts or commissions to or other charges of any underwriter or broker-dealer with respect to the Shares or Additional Shares, (ii) any stock transfer taxes incurred in connection with the resale of the Shares or Additional Shares and (iii) the fees and expenses of any counsel or accountant for any Investor and any other expenses incurred by the Investors not expressly included above shall be borne by the Investors.

         5. Indemnification.
            ---------------

         (a) The Company will indemnify and hold harmless each Investor holding Shares or Additional Shares which are included in a Registration Statement pursuant to the provisions of Section 3, its directors and officers, and each person, if any, who controls such Investor within the meaning of the Act, from and against, and will reimburse each Investor and each such controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Investor or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or such controlling person in writing specifically for use in the preparation thereof.

         (b) Each Investor holding Shares or Additional Shares included in a Registration Statement pursuant to the provisions of Section 3 hereof will indemnify and hold harmless the Company, its directors and officers, and any controlling person, from and against, and will reimburse the Company, its directors and officers, any controlling person with respect to, any and all loss, damage, liability, cost or expense to which the Company and/or any controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in conformity with written information furnished by or on behalf of such Investor specifically for use in the preparation thereof. Notwithstanding anything to the contrary herein provided, except in the case of gross negligence or willful misconduct of an Investor holding Shares or Additional Shares, the maximum liability of any such Investor shall be the proceeds received by such Investor pursuant to the sale of Shares and/or Additional Shares pursuant to Registration Statement pursuant to Section 3.

         (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this Section 5 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph
(a) or (b), promptly notify the indemnifying party in writing of the commencement thereof. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No settlement of any claim or action against an indemnified party shall be made without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld.

         (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of the securities. If the indemnification provided for in this Section 5 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability (including reasonable attorneys' fees) referred to therein, then each indemnified party, in lieu of indemnification from such indemnifying party, shall be entitled to contribution, except to the extent that contribution is not permitted under
Section 11(f) of the Act, or any equivalent provisions of other applicable foreign securities laws. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable consideration appropriate under the circumstances.

         The Company and each Investor agrees that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by pro rata allocation or by any other method of allocation that does not take account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this subdivision (d), no Investor holding Shares or Additional Shares shall be required to contribute any amount in excess of the amount of (i) the proceeds received by such Investor from the sale of such Shares and Additional Shares pursuant to such Registration Statement or (ii) the amount of any damages that such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission, whichever is less. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act or any equivalent provisions of other applicable foreign securities law) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) Any indemnification (or contribution) required by this Section 5 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received, or as and when expense, loss, damage or liability is incurred.

         6. Legends; Transfer Restrictions. The certificates evidencing the Shares and Additional Shares shall be endorsed with the following legend (and any other legend required to be placed thereon by applicable state securities laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

         7. Representations and Warranties of the Investors. Each Investor represents and warrants to the Company the following:

         (a) Authorization. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

         (b) Investment Representations; Restriction on Transfer. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Shares and Additional Shares to be received by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof (other than pursuant to an offering registered under the Act, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same (other than pursuant to an offering registered under the Act). By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares or Additional Shares. Each Investor represents that it has full power and authority to enter into this Agreement and that such Investor is an "Accredited Investor" as that term is defined in Regulation D promulgated under the Act.

         (c) Disclosure of Information. Each Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares and Additional Shares. Each Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering and sale of the Shares and Additional Shares and that any questions raised by it or its representatives concerning the transaction have been answered to the satisfaction of it and its representatives. Its decision to purchase the Shares and Additional Shares is based in part on the answers to those questions and its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

         (d) Investment Experience. Each Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares and Additional Shares. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Shares and Additional Shares.

         (e) Restricted Securities. Each Investor understands that the Shares and Additional Shares it is purchasing are characterized as "restricted securities" under the federal securities laws because they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, each Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         (f) Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Shares or Additional Shares unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

         (g) Knowledge of Risks. Each Investor recognizes and appreciates all risk factors relating to the purchase of the Shares including those set forth in the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 1998 and Forms 10-QSB for the quarters ended December 31, 1998, March 31, 1999 and June 30, 1999, copies of which have been made available to the Investors..

         8. Representations and Warranties of the Company. The Company represents and warrants to each Investor the following:

         (a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

         (b) Capitalization and Voting Rights. The authorized capital of the Company consists of 20,000,000 Shares of which 7,853,993 are issued and outstanding and 2,000,000 shares of preferred stock, par value $.001 per share, none of which are issued or outstanding. Except as set forth in Schedule B, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any Shares or Additional Shares.

         (c) Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association or other business entity, other than a wholly-owned subsidiary, SportXction(TM).com, Inc., which subsidiary is not engaged in any material business activities.

         (d) Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Shares and Additional Shares have been taken. This Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of laws governing specific performance, injunctive relief or other equitable remedies.

         (e) Valid Issuance of Common Stock.
             ------------------------------

                  (i) The Shares and Additional Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable.

                  (ii) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and non-assessable.

         (f) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required on or prior to the date hereof in connection with the consummation of the transactions contemplated by this Agreement.

         (g) Litigation. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company, which in any way materially affects the validity of this Agreement or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse effect on the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

         (h) Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or its Bylaws or of any instrument, judgment, order, writ, decree or material contract to which it is a party or by which it is bound or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not result in any such violation or be in conflict with or constitute either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

         (i) Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets.

         9. General Provisions.
            ------------------

         (a) Survival. The representations, warranties and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement for a period of one year.

         (b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to conflicts of law principles.

         (c) Amendment and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Shares and Additional Shares, if applicable, issued to the Investors hereunder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Investor and the Company.

         (d) Notices. All notices given hereunder shall be in writing and shall be deemed to have been duly given and received (i) when delivered personally, with receipt acknowledged in writing by the recipient, (ii) on the fifth business day after being sent by registered or certified mail (postage paid, return receipt requested), (iii) one business day after being sent by a nationally recognized overnight delivery service, postage or delivery charges prepaid, or (iv) on the date on which a facsimile is transmitted, in each case to the parties at their respective addresses stated below; provided, that if the intended recipient of any notice hereunder refuses to acknowledge receipt thereof in writing, such notice shall be deemed to have been duly given on the date of such refusal. Any party may change its address for notice by giving notice of the new address to the other party in accordance with the provisions of this paragraph.

                  If to the Company:

                           International Sports Wagering Inc.
                           201 Lower Notch Road, Suite 2B
                           Little Falls, New Jersey 07425
                           Attention: President
                           Facsimile: 973-256-8281
                  with a copy to:

                           Friedman Kaplan & Seiler LLP
                           875 Third Avenue
                           New York, New York 10022
                           Attention: Richard M. Hoffman, Esq.
                           Facsimile: 212-355-6401

                  If to any Investor:

                           To the addresses known on the signature page.

         (e) Assignment. The rights and obligations of each Investor under this Agreement may be assigned only with the prior written consent of the Company.

         (f) No Waiver. Any party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted to the parties herein are cumulative and shall not constitute a waiver of any party's right to assert all other legal remedies available to it under the circumstances.

         (g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (h) Further Acts. The Company, on the one hand, and each Investor, on the other hand, agrees, upon the reasonable request of the other party, to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

         (i) Arbitration. Except as otherwise provided herein, any controversies or claims arising out of, or relating to this Agreement or the breach thereof, shall be settled by arbitration in accordance with the commercial rules of the American Arbitration Association, which decision shall be final and binding on the parties, and judgment upon the award rendered shall be entered in any court having jurisdiction thereof. Any party may demand such arbitration in accordance with the procedures set out in those rules. The arbitration shall be conducted in New York, New York, or such other location as may be mutually agreed upon by the parties. Special, consequential, or punitive damages shall not be awarded by the arbitrator.

         (j) Tax Liability. Each Investor understands that it (and not the Company) shall be responsible for its own federal, state, local or foreign tax liability and any of its other tax consequences that may arise as a result of the transactions contemplated by this Agreement. Each Investor shall rely solely on the determinations of its tax advisors or its own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters.

         (k) Finder's Fee. The Company and the Investors each represent to the other that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold the Company harmless from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold each Investor harmless from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

         (l) Expenses. Except as otherwise specifically set forth herein, the Company and the Investors shall each pay the costs and expenses that each incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

         (m) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but which shall together constitute a single instrument.

         (n) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         (o) Entire Agreement. This Agreement contains the entire understanding of the parties hereto concerning the subject matter hereof and supersedes any and all prior agreements made by the parties with respect thereto and may not be amended, terminated or discharged, except by an instrument in writing by the party to be charged.

                     [THE SIGNATURE PAGE FOLLOWS THIS PAGE]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                      INTERNATIONAL SPORTS WAGERING INC.



                                      By: /s/
                                          --------------------------------------
                                      Name:  Barry Mindes
                                      Title: Chairman of the Board


                                      INVESTORS

                                      /s/
                                      ------------------------------------------
                                      Name: Phil Bloom
                                      Title:
                                      Address: 18-70 211th Street
                                               Bayside, New York 11360


                                      BROOKWOOD PARTNERS, L.P.


                                      By: /s/
                                          --------------------------------------
                                      Name:
                                      Title:
                                      Address:  68 Wheatley Road
                                                Brookville, New York 11545


                                      /s/
                                      ------------------------------------------
                                      Name: Chet Calamari
                                      Title:
                                      Address:  2215 Pearsall Avenue
                                                Bronx, NY 10469

                                      /s/
                                      ------------------------------------------
                                      Name: Irwin Lieber
                                      Title:
                                      Address:  c/o GeoCapital LLC
                                                767 Fifth Avenue, 45thFloor
                                                New York, N.Y. 10153


                                      /s/
                                      ------------------------------------------
                                      Name: Eli Oxenhorn
                                      Title:
                                      Address:  56 The Intervale
                                                Roslyn Estates, New York 11576



                                      SENECA VENTURES


                                      By: /s/
                                          --------------------------------------
                                      Name:
                                      Title:
                                      Address:  68 Wheatley Road
                                                Brookville, New York 11545


                                      WOODLAND PARTNERS


                                      By: /s/
                                          --------------------------------------
                                      Name:
                                      Title:
                                      Address:  68 Wheatley Road
                                                Brookville, New York 11545


                                      WOODLAND VENTURE FUND


                                      By: /s/
                                          --------------------------------------
                                      Name:
                                      Title:
                                      Address:  68 Wheatley Road
                                                Brookville, New York 11545

                                              SCHEDULE A - INVESTORS

Investor Name                          No. of Shares          Dollar Amount
-------------                          -------------          -------------
Phil Bloom                              40,000                $ 50,000
18-70 211th Street
Bayside, New York 11360
Social Security # ###-##-####

Brookwood Partners, L.P.                40,000                $ 50,000
68 Wheatley Road
Brookville, New York 11545
TAX ID # 11-3191547

Chet Calamari                           40,000                $ 50,000
2215 Pearsall Avenue
Bronx, NY 10469
Social Security # ###-##-####

Irwin Lieber                            80,000                $ 100,000
c/o GeoCapital LLC
767 Fifth Avenue, 45thFloor
New York, N.Y. 10153
Social Security # ###-##-####

Eli Oxenhorn                            80,000                $ 100,000
56 The Intervale
Roslyn Estates, New York 11576
Social Security # ###-##-####

Seneca Ventures                        120,000                $ 150,000
68 Wheatley Road
Brookville, New York 11545
TAX ID # 13-3027386

Woodland Partners                      160,000                $ 200,000
68 Wheatley Road
Brookville, New York 11545
TAX ID # 11-2753889

Woodland Venture Fund                  240,000                $ 300,000
68 Wheatley Road
Brookville, New York 11545
TAX ID # 13-2856735
------------------------------------------------------------------------
TOTALS                                 800,000                $1,000,000
------------------------------------------------------------------------

                         SCHEDULE B - EQUITY SECURITIES
                             AS OF NOVEMBER 30, 1999

A.       Common Stock, par value $.001/share:
         -----------------------------------

         Authorized  -     20,000,000
         Outstanding -      7,853,993

B.       Preferred Stock, par value $.001/share:
         --------------------------------------

         Authorized  -     2,000,000
         Outstanding -          - 0 -

C.       Stock Options

         1.       1995 Plan
                  ---------

                  Authorized - 649,948 (of which 77,948 were exercised) Outstanding - 539,195
                  Available for Grant - 32,805

         2.       1996 Plan
                  ---------

                  Authorized - 825,000 (of which 33,333 were exercised) Outstanding - 723,000
                  Available for Grant - 68,667

D.       Warrants (each to purchase one share of Common Stock)
         --------

         1.       Bridge Warrants:
                  ---------------

                  Authorized  - 195,000
                  Outstanding - 195,000 exercisable at $3.60/share; expire
                                10/28/01.

         2.       Publicly held Warrants (part of IPO - Units)
                  ----------------------

                  Authorized  - 1,725,000
                  Outstanding - 1,725,000 exercisable at $7.20/share; expire
                                12/11/01.

         3.       Underwriters' Options
                  ---------------------

                  Option to purchase 150,000 Units exercisable at $9.60/unit. If exercised, underwriters receive one share of Common Stock and one Warrant to purchase one share of Common Stock exercisable at $11.88/share; expire 12/11/01.

         Note: The Bridge Warrants contain anti-dilution provisions that will be triggered by a sale of Shares and Additional Shares at below current market value.